                                                                   Exhibit 3.96

STATE OF NEW YORK     }
                         SS:
DEPARTMENT OF STATE   }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]
                                              /s/ [ILLEGIBLE]

                                        SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                   4814561

                          CERTIFICATE OF INCORPORATION

                            NORTHERN SANITATION INC.

Under Section 402 of the Business Corporation Law.

     The undersigned, for the purpose of forming a corporation pursuant to
Section 402 of the Business Corporation Law of the State of New York, does hereby certify and set forth:

     FIRST:  The name of the corporation is NORTHERN SANITATION INC.

     SECOND:  The purposes for which the corporation is formed are:

     To engage in the business of carting and contracting for the removal of garbage, ashes, rubbish, debris, trash, waste, rags, cloth, waste paper, old household goods, soil, bricks, stone and any other refuse from any building, hotel, plant, factory, mill, warehouse, tenement, private dwelling, vacant property or any other structure of any kind, and also to sell or dispose of said garbage ashes, soil, bricks, stone or paper or other refuse to any person desiring to purchase the same; to process the same, and to maintain, acquire, buy, sell, let or otherwise deal in and with installations or facilities for the processing thereof, and the sale and disposal of the products of such processing. To own, lease, buy, sell, operate and maintain a fleet of motor trucks and other modes of conveyances to carry out the purposes of this corporation. Generally to engage in the garbage collection business and to collect and dispose of rubbish placed for collection and disposition by persons, corporations, associations or firms.

     To deal in generally in second hand and discarded clothing, household furniture, paper, machinery, tools and implements and all other goods, wares and merchandise of every kind, and to repair, clean, renovate and otherwise recondition the said merchandise for resale to others.

     To acquire by purchase, subscription underwriting or otherwise, and to own, hold for investment, or otherwise, and to use, sell, assign, transfer, mortgage, pledge, exchange, or otherwise dispose of real and personal property of every sort and description and wheresoever situated, including shares of stock, bonds, debentures, notes, scrip, securities, evidences of indebtedness, contracts or obligations of any corporation or association, whether domestic or foreign, or of any firm or individual or of the United States or any state, territory or dependency of the United States or any foreign country, or any municipality or local authority within or without the United States, and also to issue in exchange therefor, stocks, bonds or other securities or evidences of indebtedness of this corporation, and, while the owner or holder of any such property, to receive, collect and dispose of the interest, dividends and income on or from such property and to possess and exercise in respect thereto all of the rights, powers and privileges of ownership, including all voting powers thereon.

     To construct, build, purchase, lease or otherwise acquire, equip, hold, own, improve, develop, manage, maintain, control, operate, lease, mortgage, create liens upon, sell, convey or otherwise dispose of and turn to account, any and all plants, machinery, works, implements and things or property, real and personal, of every kind and description, incidental to, connected with, or suitable, necessary or convenient for any of the purposes enumerated herein, including all or any part or parts of the properties, assets, business and good will of any persons, firms, associations or corporations.

     The powers, rights and privileges provided in this certificate are not to be deemed to be in limitation of similar, other or additional powers, rights and privileges granted or permitted to a corporation by the Business Corporation Law, it being intended that this corporation shall have all the rights, powers and privileges granted or permitted to a corporation by such statute.

     THIRD: The office of the corporation is to be located in the City of Plattsburgh, County of Clinton, State of New York.

     FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is Two Hundred (200), all of which shall be without par value.

     FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                                              Sand Plains Road
                                              Plattsburgh, New York 12901

     IN WITNESS WHEREOF, this certificate has been subscribed to this 28th day of October, 1981 by the undersigned, who affirms that the statements made herein are true under the penalties of perjury.

                                              /s/ Gerald Weinberg
                                              --------------------------
                                              GERALD WEINBERG
                                              90 State Street
                                              Albany, New York

                                       GW
                                     085781

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NORTHERN SANITATION INC.


                                                        STATE OF NEW YORK
                                                       DEPARTMENT OF STATE

4814561                                                FILED NOV 18 1981

                                                       AMT. OF CHECK $ 110
                                                       FILING FEE $ 100
                                                       TAX $ 10
                                                       COUNTY FEE $_______
                                                       COPY $_____________
                                                       CERT $_____________
                                                       REFUND $___________
                                                       SPEC HANDLE $_____

                                                       BY: /s/ [ILLEGIBLE]
                                                           ---------------
                                                            P. Clinton


               Filed by:             Neverett & Asadourian, P.C.
                                     39 Court Street
                                     Plattsburgh, New York 12901

[SEAL]


                                         BILLED

STATE OF NEW YORK    }
                        SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002


[SEAL]

                                                       /s/ [ILLEGIBLE]

                                              SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F941031000210

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF

                            NORTHERN SANITATION, INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the President and Secretary of NORTHERN SANITATION, INC. do hereby certify and set forth:

     (1)  The name of the corporation is: NORTHERN SANITATION, INC.

     (2) The Certificate of Incorporation of NORTHERN SANITATION, INC. was filed with the Department of State of the State of New York on the 13th day of November, 1981.

     (3) The Certificate of Incorporation is amended to reflect the imposition of restrictions on the Board of Directors. A new Article SIXTH shall be added to the Certificate of Incorporation of NORTHERN SANITATION, INC. imposing restrictions on the Board of Directors and shall read as follows:

     SIXTH: All managerial acts in the conduct of the corporate affairs shall be authorized or consented to by the shareholders and the board shall have no discretion or power in connection therewith, except that where necessary or convenient as determined by the shareholders' the board shall adopt any resolution concerning the business and affairs of the corporation as may be directed by the shareholders.

          The affirmative vote of 67% of the issued and outstanding shares entitled to vote shall be necessary to approve actions requiring the approval of the shareholders as provided for herein.

     (4) The amendment to the Certificate of Incorporation was authorized by a vote of the Board of Directors, followed by the unanimous affirmative vote of the Shareholders of the corporation at a meeting of the Directors and Shareholders of said corporation duly called and held on the 17th day of October, 1994, a quorum being present.

     STAFFORD, TROMBLEY, PURCELL, LAHTINEN, OWENS & CURTIN, PC ATTORNEYS AND
                               COUNSELLORS AT LAW
      ONE CUMBERLAND AVENUE, P O BOX 2947, PLATTSBURGH, NEW YORK 12901-0269

     IN WITNESS WHEREOF, this Certificate has been subscribed this 21 day of October, 1994, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                              /s/ Gloria Sarbou, President
                                              -----------------------------
                                              Gloria Sarbou, President


                                              /s/ Ross M. Sarbou
                                              -----------------------------
                                              Ross M Sarbou, Secretary

                                                                   F941031000210

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF

                            NORTHERN SANITATION, INC.


                                                       STATE OF NEW YORK
                                                      DEPARTMENT OF STATE
                                                      FILED OCT 31 1994
                                                      TAX $ ____________
                                                      BY: /s/ [ILLEGIBLE]
                                                         ----------------
                                                              Clinton


                     STAFFORD, THOMBLEY, PURCELL, LAHTINEN,
                              OWENS & CURTIN, P.C.
                       ATTORNEYS AND COUNSELLORS AT LAW
                                 P O BOX 2947,
                      PLATTSBURGH, NEW YORK 12901-0269


                                                                    941031000225

STATE OF NEW YORK    }
                       SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002


[SEAL]

                                         /s/ [ILLEGIBLE]

                                SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F951215000207

                              CERTIFICATE OF MERGER

                        NORTHERN EQUIPMENT COMPANY, INC.
                                       AND
                            NORTHERN SANITATION, INC.

                                      INTO

                            NORTHERN SANITATION, INC.

                UNDER SECTION 904 of the BUSINESS CORPORATION LAW

     The undersigned, Gloria Sarbou and Ross M. Sarbou, being respectively, the President and Secretary of NORTHERN EQUIPMENT COMPANY, INC., a domestic corporation duly organized and existing under and by virtue of the laws of the State of New York; and Gloria Sarbou and Ross M. Sarbou, being respectively the President and Secretary of NORTHERN SANITATION, INC., a domestic corporation duly organized and existing under and by virtue of the laws of the State of New York do hereby certify and set forth:

     1.   The name of each constituent corporation is as follows:

               Northern Equipment Company, Inc.
               Northern Sanitation, Inc.

     2. The name of the surviving corporation shall be Northern Sanitation, Inc.

     3. The designation, number and voting rights of the outstanding shares of each class and series of each of the constituent corporation is as follows:

Constituent Corporation             Class          Series         Number
-----------------------             -----          ------         ------
Northern Equipment Company, Inc.    Common         First           100

Northern Sanitation, Inc.           Common         First          89.5

     4. There are no amendments or changes to be made in the Certificate of Incorporation of Northern Sanitation, Inc.

     5. The effective date of the Merger of Northern Sanitation, Inc. and Northern Equipment Company, Inc. is the date of filing of the Certificate by the Department of State.

     6. (a) The Certificate of Incorporation of Northern Sanitation, Inc., a domestic corporation, was filed with the New York State Department of State on November 13, 1981.

          (b) The Certificate of Incorporation of Northern Storage Company, Inc. was filed with the New York State Department of State on August 18, 1987 and the name was later changed to Northern Equipment Company, Inc.

     7. (a) The merger of Northern Equipment Company, Inc. and Northern Sanitation, Inc. was authorized by the unanimous vote of the Board of Directors of Northern Equipment Company, Inc. on November 15, 1995 and all the shareholders subsequently authorized it on November 15, 1995.

          (b) The Board of Directors of Northern Sanitation, Inc. authorized the proposed merger by unanimous vote on November 15, 1995 and all the shareholders subsequently authorized it on November 15, 1995.

     8. A copy of the Plan of Merger of Northern Equipment Company, Inc. and Northern Sanitation, Inc. into Northern Sanitation, Inc. was given to all of the holders of shares of each of the corporations.

     9.   The Plan of Merger has not been abandoned.

     IN WITNESS WHEREOF, the undersigned have executed and signed the Certificate, consisting of three (3) pages, this 15th day of November, 1995 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                              NORTHERN EQUIPMENT COMPANY, INC.


                                              BY: /s/ Gloria Sarbou, President
                                                  ------------------------------
                                                  Gloria Sarbou, President


                                              BY: /s/ Ross M. Sarbou, Sec.
                                                  ------------------------------
                                                  Ross M. Sarbou, Secretary


                                              NORTHERN SANITATION, INC.


                                              BY: /s/ Gloria Sarbou, President
                                                  ------------------------------
                                                  Gloria Sarbou, President

                                              BY: /s/ Ross M. Sarbou, Sec.
                                                  ------------------------------
                                                  Ross M. Sarbou, Secretary

                                                                   F951215000207

                              CERTIFICATE OF MERGER

                        NORTHERN EQUIPMENT COMPANY, INC.
                                       AND
                            NORTHERN SANITATION, INC.

                                      INTO

                            NORTHERN SANITATION, INC.


                        UNDER SECTION 904 of the BUSINESS
                        CORPORATION LAW


                        Dated: November 15, 1995

                                                STATE OF NEW YORK
                                                DEPARMENT OF STATE

                                               FILED DEC 15, 1995

                                               TAX $ ______________

                                               BY: /s/ [ILLEGIBLE]
                                                  ----------------
                                                       Clinton

                                                                   F951215000222

                      STAFFORD, TROMBLEY, PURCELL, LAHTINEN
                              OWENS & CURTIN, P.C.:
                        ATTORNEYS AND COUNSELLORS AT LAW
                                  P.O. Box 2947
                        PLATTSBURGH NEW YORK, 12901-0269

STATE OF NEW YORK    }
                       SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]

                                                       /s/ [ILLEGIBLE]

                                              SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                  [ILLEGIBLE]

                                                                   F981223000377

                              CERTIFICATE OF MERGER

                                       OF
                              NS ACQUISITION, INC.

                                       AND

                            NORTHERN SANITATION, INC.

                                      INTO

                            NORTHERN SANITATION, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

     We, the undersigned, being respectively the Vice President and Assistant Secretary of NS Acquisition, Inc., and the President and Secretary of Northern Sanitation, Inc., certify:

The Agreement and Plan of the Merger was adopted by the board of directors of each constituent corporation.

     1.   The name of each constituent corporation is as follows:

               NS Acquisition, Inc. and Northern Sanitation, Inc.

     2.   The name of the surviving corporation is:

                    Northern Sanitation, Inc.

     3. The number of outstanding shares of NS Acquisition, Inc. is ten (10) shares without par value, all of which are entitled to vote. The number of outstanding shares of Northern Sanitation, Inc. is one hundred eighteen (118) shares without par value, all of which shares are entitled to vote.

     4. The Certificate of Incorporation of NS Acquisition, Inc., was filed by Department of State on the 21st day of December,

                                     1 of 3

          1998 and the Certificate of Incorporation of Northern Sanitation, Inc., was filed by the Department of State on November 13 1981.

     5. The Merger was authorized by the Unanimous Written Consent of all outstanding shares of NS Acquisition, Inc., entitled to vote thereon and by the Unanimous Written Consent of all outstanding shares of Northern Sanitation, Inc., entitled to vote thereon.

     6. The Merger shall be effective of the filing of the Certificate of Merger by the Department of State.

     IN WITNESS WHEREOF, the undersigned have each signed this certificate and affirmed the truth of the statements contained therein under penalty of perjury this 22nd of December, 1998.

                                              NS ACQUISITION, INC.

                                              By: /s/ Jerry S. Cifor
                                                  ------------------------------
                                                  Jerry S. Cifor, Vice President
                                                  and Assistant Secretary

                                     2 of 3

                                              NORTHERN SANITATION, INC.


                                              By: /s/ Gloria Sarbou, President
                                                  ------------------------------
                                                  Gloria Sarbou, President


                                              By  /s/ Ross M. Sarbou, Sec.
                                                  ------------------------------
                                                  Ross M. Sarbou, Secretary

                                     3 of 3

                                  [ILLEGIBLE]

                                                                   F981223000377

                              CERTIFICATE OF MERGER

                                       OF

                              NS ACQUISITION, INC.

                                       AND

                            NORTHERN SANITATION, INC.

                                      INTO

                            NORTHERN SANITATION, INC.

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

                                                 STATE OF NEW YORK
                                                DEPARTMENT OF STATE
                                                FILED DEC 23 1998
                                                TAX $ 0
                                                BY: /s/ JW
                                                   ----------------
                                                     CLINTON

[SEAL]

[NATIONWIDE INFORMATION SERVICES INC LOGO]

52, James Street
Albany, NY 12207

(800) 873-3482
(800) 234-8522 FAX

*FILER:
Jack Quigley
Corporate Assistant Manager

                                                                    981223000390

STATE OF NEW YORK    }
                       SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

[SEAL]


                                                      /s/ [ILLEGIBLE]

                                              SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F010221000519

                              CERTIFICATE OF CHANGE
                                       OF
                            Northern Sanitation Inc.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     1. The name of the corporation is Northern Sanitation Inc. It was incorporated under the name Northern Sanitation Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on the November 13, 1981.

     3.   The following was authorized by the Board of Directors:

     To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from c/o The Corporation, PO Box 950, Sand Plains Road, Plattsburgh, NY 12901 to c/o C T Corporation System, 111 Eighth Avenue,
New York, N.Y. 10011.

     To designate C T CORPORATION SYSTEM, 111 Eighth Avenue, New York,
N.Y. 10011 as its registered agent in New York upon whom all process against the corporation may be served.

                                              /s/ Jerry S. Cifor
                                              ----------------------------------
                                              Jerry S. Cifor, Vice President

                                                                   CT-07
                                                                   F010221000519

                              CERTIFICATE OF CHANGE

                                       OF

                             NORTHERN SANITATION INC

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW


                                                                  ICC
                                                           STATE OF NEW YORK
                                                          DEPARTMENT OF STATE
                                                         FILED FEB 21 2001
                                                         TAX $_____________
                                                         BY: /s/ SRW
                                                            ---------------
                                                             CLIN


                           Casella Waste Systems, Inc.
                               25 Green Hill Lane
                                  P.O. Box 866
                                Rutland, VT 05701

                                                                   F010221000536

                                        2